UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

GENESIS FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-103331	03-0377717
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11920 Southern Highlands Parkway, Suite 200

Las Vegas, Nevada 89141
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 776-7556

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 18, 2018, Genesis Financial, Inc. (the “Company”) dismissed Fruci & Associates II, PLLC (“Fruci”) as its independent registered public accounting firm, effective April 18, 2018. The decision to dismiss Fruci was taken by the Board of Directors (the “Board”) of the Company. Fruci was previously engaged by the Company as its independent accounting firm on April 12, 2017. The report of Fruci on the financial statements of the Company for the past fiscal year contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the most recent fiscal year and through any subsequent interim period preceding such dismissal, there have been no disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Fruci would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the most recent fiscal year and any subsequent interim period preceding such dismissal, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company has requested that Fruci furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 18, 2018, is filed as Exhibit 16 to this Current Report on Form 8-K.

On April 18, 2018, the Board engaged Peterson Sullivan LLP (“Peterson”) as the independent registered public accounting firm, effective April 18, 2018, for the Company for the fiscal year ending December 31, 2018. During the last two fiscal years and through and the subsequent interim period through the engagement of Peterson, neither the Company nor anyone on its behalf consulted with Peterson regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion Peterson might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16	Letter from Fruci & Associates II, PLLC to the Securities and Exchange Commission dated April 18, 2018 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

By:	/s/ Roy Rose
Chief Executive Officer

April 18, 2018